UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

Chimerix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Meridian Parkway, Suite 100

Durham, NC 27713

(Address of principal executive offices, including zip code)

(919) 806-1074

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2025, Chimerix, Inc., a Delaware corporation (the “Company” or “Chimerix”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Jazz Pharmaceuticals Public Limited Company, an Irish public limited company (“Parent”), and Pinetree Acquisition Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Purchaser to commence a tender offer (the “Offer”) no later than March 24, 2025, to purchase all of the outstanding shares of common stock of the Company, par value $0.001 per share (the “Shares”), at a price of $8.55 per Share, without interest and subject to reduction for any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Merger Agreement.

The obligation of Purchaser to promptly irrevocably accept for payment, and promptly thereafter pay for, all Shares validly tendered (and not validly withdrawn) pursuant to the Offer is subject to satisfaction or waiver of certain conditions set forth in the Merger Agreement, including (i) there being validly tendered and not validly withdrawn Shares that, considered together with all other Shares (if any) beneficially owned by Parent or any of its wholly owned subsidiaries (but excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been received, as defined by Section 251(h)(6) of the General Corporation Law of the State of Delaware (“DGCL”)), represent one more Share than 50% of the total number of Shares outstanding at the time of the expiration of the Offer; (ii) any waiting period (and any extension thereof) applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or been earlier terminated; (iii) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to customary thresholds and exceptions; (iv) the Company’s compliance with, and performance of, in all material respects its covenants and agreements contained in the Merger Agreement; (v) the absence of a Material Adverse Effect (as defined in the Merger Agreement); and (vi) other customary conditions set forth in Annex I to the Merger Agreement. Parent and Purchaser’s obligations to consummate the Offer are not subject to a condition that any financing be received by Parent or Purchaser for the consummation of the transactions contemplated by the Merger Agreement.

Following the completion of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will be merged with and into the Company (the “Merger”) pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned indirect subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any further action on the part of Parent, Purchaser, the Company or any stockholder of the Company, each Share (other than (a)(i) Shares held immediately prior to the Effective Time by the Company (including in the Company’s treasury), (a)(ii) any Shares held immediately prior to the Effective Time by Parent or Purchaser, (b) any Shares held immediately prior to the Effective Time by any direct or indirect wholly owned subsidiary of the Parent (other than Purchaser) or of the Company, and (c) Shares held by stockholders of the Company who have properly exercised and perfected their statutory rights of appraisal under the DGCL) will be converted into the right to receive an amount equal to the Offer Price, without any interest thereon and subject to any withholding of applicable taxes.

At the Effective Time:

(i)	Each of the Company’s compensatory options to purchase Shares (a “Company Option”) that is outstanding and unexercised as of immediately prior to the Effective Time, whether or not vested, and which has a per share exercise price that is less than the Offer Price (an “In the Money Option”), shall be cancelled and converted into the right to receive a cash payment equal to (i) the excess of (A) the Offer Price over (B) the exercise price payable per Share of such In the Money Option, multiplied by (ii) the total number of Shares subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting).

(ii)	Each Company Option other than an In the Money Option that is then outstanding and unexercised, whether or not vested, shall be cancelled at the Effective Time with no consideration payable in respect thereof.

(iii)	Each of the Company’s restricted stock units with respect to Shares (a “Company RSU”) then outstanding shall be canceled and converted into the right to receive a cash payment equal to the product of (i) the Offer Price and (ii) the number of Shares subject to such Company RSU immediately prior to the Effective Time.

(iv)	The Warrant to Purchase Stock issued as of December 23, 2024 by the Company to Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (the “Company Warrant”), if then outstanding, shall cease to represent the right to purchase Shares and shall thereafter represent the right to receive a cash payment equal to (A) the excess of (x) the Offer Price over (y) the exercise price payable per Share of the Company Warrant, multiplied by (B) the total number of Shares subject to the Company Warrant immediately prior to the Effective Time.

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company has agreed to operate its business in the ordinary course in all material respects and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.

The Company has also agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances furnish, pursuant to an acceptable confidentiality agreement, information to and engage in or otherwise participate in discussions or negotiations with third parties with respect to an unsolicited bona fide written alternative acquisition proposal, which alternative acquisition proposal was made or renewed after the execution and delivery of the Merger Agreement, and did not result from or arise out of a specified breach of the Merger Agreement, if the board of directors of the Company determines in good faith, after consultation with its financial advisors and outside legal counsel, that such alternative acquisition proposal constitutes or would reasonably be expected to lead to a superior offer. The Merger Agreement also requires that the Company’s board of directors unanimously resolved to recommend that the stockholders of the Company tender their Shares to Purchaser pursuant to the Offer (the “Company Board Recommendation”) and not, among other things, (A) withdraw or withhold (or modify or qualify in a manner adverse to Parent or Purchaser), or publicly propose to withdraw or withhold (or modify or qualify in a manner adverse to Parent or Purchaser), the Company Board Recommendation, (B) fail to include the Company Board Recommendation in the Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 or (C) approve, recommend or declare advisable, or publicly propose to approve, recommend or declare advisable, any alternative acquisition proposal (any such action, a “Company Adverse Change Recommendation”). Notwithstanding these restrictions, (a)(i) if the Company has received a bona fide written alternative acquisition proposal that was made or renewed after the date of the Merger Agreement and after consultation with the Company’s financial advisors and outside legal counsel, the board of directors shall have determined, in good faith, that such alternative acquisition proposal is a superior offer, (x) the board of directors may make a Company Adverse Change Recommendation, or (y) if such bona fide written alternative acquisition proposal did not result from or arise out of a material breach of the Merger Agreement, the Company may terminate the Merger Agreement to enter into a definitive agreement with respect to such superior alternative acquisition proposal, in each case under (x) or (y), only if, among other conditions, the board of directors determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the board of directors under applicable laws, and (b) other than in connection with an alternative acquisition proposal, the board of directors may make a Company Adverse Change in response to an Intervening Event (as defined in the Merger Agreement) only if, among other conditions, the board of directors determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the board of directors under applicable laws.

The Merger Agreement includes a remedy of specific performance for the parties thereto. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including (i) termination by the Company in order to accept a superior alternative acquisition proposal and enter into a binding written definitive acquisition agreement for the consummation of a transaction which the board of directors shall have determined, in good faith, constitutes a superior offer; or (ii) termination by the Parent if the board of directors shall have failed to include the Company Board Recommendation in the Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 when mailed, or if there shall have been a Company Adverse Change Recommendation, the Company will be required to pay a termination fee of an amount in cash equal to $35,000,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Purchaser, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated therein. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are qualified in important part by confidential disclosure schedules delivered by the Company to Parent and Purchaser in connection with the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or investors or may have been used for the purpose of allocating risk between the parties to the Merger Agreement instead of establishing these matters as facts. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On March 5, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement as described above. A copy of the joint press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of March 4, 2025, by and among Chimerix, Inc., Jazz Pharmaceuticals Public Limited Company and Pinetree Acquisition Sub, Inc.

99.1	Joint Press Release of Chimerix, Inc. and Jazz Pharmaceuticals Public Limited Company, dated March 5, 2025.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Jazz Pharmaceuticals plc. (“Jazz”) and Chimerix, Inc. (“Chimerix”), including statements regarding Jazz’s proposed acquisition of Chimerix, the anticipated occurrence, manner and timing of the proposed tender offer, the closing of the proposed acquisition and the prospective benefits of the proposed acquisition, including benefits from dordaviprone’s potential to improve the standard of care for a rare oncology disease and also contribute durable revenue beginning in the near-term; dordaviprone’s potential to rapidly become a standard of care and a meaningful therapy for patients with limited treatment options; the potential for a near-term commercial launch of dordaviprone in the U.S. if approved; the potential of the ongoing Phase 3 ACTION trial to confirm clinical benefit of dordaviprone in recurrent H3 K27M-mutant diffuse glioma and extend its use in first-line patients; dordaviprone potentially being eligible for a Rare Pediatric Disease PRV; Jazz’s anticipated source of funds for the proposed acquisition; and other statements that are not historical facts. Actual results could differ materially from those anticipated in these forward-looking statements. Except as required by law, each of Jazz and Chimerix assume no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise. These statements, which represent each of Jazz’s and Chimerix’s current expectations or beliefs concerning various future events that are subject to significant risks and uncertainties, may contain words such as “may,” “will,” “would,” “could,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “project,” “seek,” “should,” “strategy,” “future,” “opportunity,” “potential” or other similar words and expressions indicating future results. Risks that may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing of the tender offer; uncertainties as to how many of Chimerix’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the possibility that the transaction does not close; risks related to the parties’ ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period and that Jazz and Chimerix will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that competing offers or acquisition proposals will be made; the effects of the transaction on relationships with employees, customers, suppliers, other business partners or governmental entities; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Jazz’s ordinary shares or Chimerix’s common stock and/or Jazz’s or Chimerix’s operating results; significant transaction costs; unknown or inestimable liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; Jazz’s ability to fund the acquisition with existing cash and investments; effectively launching and commercializing products and product candidates such as dordaviprone, if approved; the successful completion of development and regulatory activities with respect to dordaviprone; obtaining and maintaining adequate coverage and reimbursement for Jazz’s or Chimerix’s products; the time-consuming and uncertain regulatory approval process, including the risk that Chimerix’s NDA for dordaviprone seeking accelerated approval for treatment of H3 K27M-mutant diffuse glioma in adult and pediatric patients with progressive disease following prior therapy may not be approved by FDA in a timely manner or at all, and that Chimerix and/or Jazz may not receive a Rare Pediatric Disease PRV upon potential approval of dordaviprone; the costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients, including with respect to current and planned future clinical trials of dordaviprone; global economic, financial, and healthcare system disruptions and the current and potential future negative impacts to Jazz’s or Chimerix’s business operations and financial results; the sufficiency of Jazz’s or Chimerix’s cash flows and capital resources; Jazz’s or Chimerix’s ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; and other risks and uncertainties affecting Jazz and Chimerix, including those described from time to time under the caption “Risk Factors” and elsewhere in their respective filings and reports with the U.S. Securities and Exchange Commission (the “SEC”), including Jazz’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Chimerix’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as well as the Tender Offer Statement on Schedule TO and related tender offer documents to be filed by Jazz and its acquisition subsidiary, Pinetree Acquisition Sub, Inc., and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by Chimerix. Any forward-looking statements are made based on the current beliefs and judgments of Jazz’s and Chimerix’s management, and the reader is cautioned not to rely on any forward-looking statements made by Jazz or Chimerix. Except as required by law, Jazz and Chimerix do not undertake any obligation to update (publicly or otherwise) any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

The tender offer referenced in this Current Report on Form 8-K has not yet commenced. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that Chimerix, Jazz or its acquisition subsidiary, Pinetree Acquisition Sub, Inc., is expected to file with the SEC upon the commencement of the tender offer. The solicitation and offer to tender and the offer to buy Chimerix stock will only be made pursuant to a tender offer statement on Schedule TO, including an Offer to Purchase and related tender offer materials that Jazz and its acquisition subsidiary, Pinetree Acquisition Sub, Inc. is expected to file with the SEC. At the time the tender offer is commenced, Jazz and its acquisition subsidiary will file a Tender Offer Statement on Schedule TO and thereafter Chimerix is expected to file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. CHIMERIX’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), AS WELL AS THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 BECAUSE THEY WILL EACH CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CHIMERIX SECURITIES AND OTHER INVESTORS SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal, certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be made available to all stockholders of Chimerix at no expense to them and will also be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting either Jazz or Chimerix. Copies of the documents filed with the SEC by Chimerix will be available free of charge on Chimerix’s website at https://www.chimerix.com or by contacting Chimerix at IR@chimerix.com. Copies of the documents filed with the SEC by Jazz will be available free of charge on Jazz’s website at https://investor.jazzpharma.com or by contacting Jazz’s Investor Relations Department at investorinfo@jazzpharma.com.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, Jazz and Chimerix each file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available to the public over the internet at the SEC’s website at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2025

By:	/s/ Michael T. Andriole
Michael T. Andriole
President and Chief Executive Officer

6